UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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PanAmerican Bancorp

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PANAMERICAN BANCORP

3400 Coral Way
Miami, Florida 33145

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2005

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To Our Stockholders:

Notice is hereby given that our special meeting of stockholders will be held at our corporate headquarters located at 3400 Coral Way, Miami, FL 33145 on Friday, December 16, 2005 at 9:00 a.m., E.T., for the following purposes:

1.

to approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to change our name to Sun American Bancorp, as more fully described in the accompanying proxy statement;

2.

to approve the 2005 Stock Option and Stock Incentive Plan, as more fully described in the accompanying proxy statement;

3.

to approve the issuance of warrants to officers, directors and consultants, as more fully described in the accompanying proxy statement; and

4.

to act upon such other business as may properly come before the special meeting or any postponement or adjournment thereof.

Our board of directors is not aware of any other business to come before the special meeting.

Stockholders of record as of the close of business on November 2, 2005 are entitled to notice of and to vote their shares by proxy or at the special meeting.

By Order of the Board of Directors,

Michael E. Golden
President and Chief Executive Officer

Miami, Florida

November 17, 2005

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

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ABOUT THE SPECIAL MEETING

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What are the purposes of the special meeting?

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Who is entitled to vote?

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What constitutes a quorum?

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How do I vote?

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Can I change my vote after I return my proxy card?

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What are the Board’s recommendations?

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What vote is required to approve each item?

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Who pays for the proxy solicitation?

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Am I entitled to dissenters’ or appraisal rights?

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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SUMMARY COMPENSATION TABLE

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OPTION/SAR GRANTS IN LAST FISCAL YEAR

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AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END

OPTION/SAR VALUES

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EMPLOYMENT AGREEMENTS

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COMPENSATION OF DIRECTORS

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EQUITY COMPENSATION PLANS

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PROPOSAL 1 – APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE THE AMENDED

AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO SUN

AMERICAN BANCORP

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PROPOSAL 2 – APPROVAL OF THE PROPOSAL TO APPROVE THE 2005 STOCK OPTION AND

STOCK INCENTIVE PLAN

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PROPOSAL 3 – APPROVAL OF THE PROPOSAL TO APPROVE THE ISSUANCE OF WARRANTS

TO OFFICERS, DIRECTORS AND CONSULTANTS

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STOCKHOLDER PROPOSALS

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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INFORMATION INCORPORATED BY REFERENCE

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APPENDIX A – AMENDED AND RESTATED CERTIFICATE OF INCORPORATION A-1

APPENDIX B – 2005 STOCK OPTION AND STOCK INCENTIVE PLAN B-1

APPENDIX C – FORM OF CLASS G COMMON STOCK PURCHASE WARRANT C-1

SPECIAL MEETING OF STOCKHOLDERS
OF
PANAMERICAN BANCORP

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PROXY STATEMENT

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Our board of directors solicits the accompanying proxy for use at our special meeting of stockholders to be held on Friday, December 16, 2005 at 9:00 a.m., E.T., at our corporate headquarters located at 3400 Coral Way, Miami, Florida 33145 and at any adjournment or postponement thereof.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent or given to our stockholders is November 17, 2005. Our telephone number is (305) 421-6800.

ABOUT THE SPECIAL MEETING

What are the purposes of the special meeting?

At the special meeting, stockholders will vote on (i) the amendment and restatement of our Amended and Restated Certificate of Incorporation to change our name to Sun American Bancorp, as more fully described in Proposal 1 below; (ii) the adoption of the 2005 Stock Option and Stock Incentive Plan, as more fully described in Proposal 2 below; (iii) the issuance of warrants to officers, directors and consultants, as more fully described in Proposal 3 below; and (iv) such other business as may properly come before the special meeting or any postponement or adjournment thereof. Our board of directors is not aware of any matters that will be brought before the special meeting, other than procedural matters, that are not referred to in the enclosed notice of the special meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, November 2, 2005, are entitled to receive notice of the special meeting and to vote shares of common stock held as of the record date at the special meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold shares in “street name” (that is, through a broker or other nominee) and plan to attend and vote in person at the special meeting, you will need to bring evidence of your stock ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting will constitute a quorum. As of the record date, 17,534,162 shares of our common stock, $.01 par value per share, were issued and outstanding. Proxies received, but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the special meeting. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner of the shares.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you directed. If you are a stockholder of record and you attend the special meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the special meeting will need to obtain a proxy card from the institution that holds their shares as a holder of record.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your signed proxy, you may revoke your proxy and change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the special meeting in person and so request, although attendance at the special meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our board of directors unanimously recommends that stockholders vote for (i) the amendment and restatement of our Amended and Restated Certificate of Incorporation to change our name to Sun American Bancorp, as more fully described in Proposal 1 below; (ii) the adoption of the 2005 Stock Option and Stock Incentive Plan, as more fully described in Proposal 2 below; and (iii) the issuance of warrants to officers, directors and consultants, as more fully described in Proposal 3 below.

If your proxy card is properly executed and received in time for voting, and not revoked, such proxy card will be voted in accordance with your instructions marked on the proxy card. In the absence of any instructions or directions to the contrary, persons named in the enclosed proxy will vote all shares of common stock for the approval of the proposals stated above.

The board does not know of any other matters other than the proposals set forth above that may be brought before the special meeting or any postponement or adjournment thereof. In the event that any other matters should come before the special meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the enclosed proxy confers discretionary authority to vote with respect to the following matters that may come before the special meeting or any postponement or adjournment thereof: (i) matters of which we have not received notice by November 10, 2005; (ii) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (iii) any proposal omitted from the proxy statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act in this proxy statement; and (iv) matters incident to the conduct of the special meeting or any postponement or adjournment thereof. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

What vote is required to approve each item?

The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposal to amend and restate our Amended and Restated Certificate of Incorporation to change our name to Sun American Bancorp referred to as Proposal 1 in this proxy statement.

The affirmative vote of a majority of the votes cast, either in person or by proxy, at the special meeting is required to approve the proposal to adopt the 2005 Stock Option and Stock Incentive Plan, referred to as Proposal 2 in this proxy statement and to approve the issuance of warrants to officers, directors and consultants, referred to as Proposal 3 in this proxy statement.

Any other matter that may properly come before the special meeting should be approved by the affirmative vote of a majority of the shares present or represented by proxy at the special meeting.

Under the General Corporation Law of the State of Delaware, referred to as the Delaware law in this proxy statement, an abstention from voting on any proposal will have the same legal effect as an “against” vote. Broker

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non-votes will not count as votes against Proposal 2 or Proposal 3 or any other matter that may properly come before the special meeting, but will count as votes against Proposal 1.

Who pays for the proxy solicitation?

We will pay the cost of the proxy solicitation, including the cost of preparing, printing and mailing the notice of the special meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial owners of our common stock and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

Am I entitled to dissenters’ or appraisal rights?

Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with any of the proposals.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, there were 17,534,162 shares of common stock issued and outstanding. The following table shows, as of the record date, the number of shares of common stock beneficially owned by: (i) each of our directors; (ii) our chief executive officer and each of our executive officers whose total salary and bonus exceeded $100,000 in fiscal 2004 (“Named Executive Officers”); (iii) all of our directors and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class

Directors and Named Executive Officers

James F. Partridge Chairman of the Board	216,888	(2)	1.2%

Hugo A. Castro Director and Secretary	210,615	(3)	1.2%

Nelson Famadas Director and Vice Chairman of the Board	246,608	(4)	1.4%

Michael E. Golden Director, President and Chief Executive Officer	354,036	(5)	2.0%

Leonard F. Marinello Director	204,476	(6)	1.2%

Stephen L. Perrone Director	368,807	(7)	2.1%

Alberto Valle Director	54,940	(8)	*

All directors and executive officers as a group (11 persons)	1,767,870	(9)	9.7%

5% or Greater Holders

First BanCorp 1519 Ponce de Leon Ave Santurce, PR 00909	1,142,341	(10)	6.3%

Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06880	1,637,159	(11)	8.9%

Martin Stein 21331 Greenwood Ct. Boca Raton, FL 33433	1,085,449	(12)	6.0%

McAlpine Park Lane, Inc. 1100 5th Avenue South, Suite 201 Naples, FL 34102	1,335,000	(13)	7.2%

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Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class

QVT Fund LP c/o QVT Financial LP 527 Madison Avenue, 8th Floor New York, NY 10022	1,500,000	(14)	8.3%

Second Curve Capital, LLC 200 Park Avenue, Suite 3300 New York, NY 10116	1,875,000	(15)	10.3%

Second Curve Partners, LP 200 Park Avenue, Suite 3300 New York, NY 10116	1,171,875	(16)	6.5%

James G. Dinan 390 Park Avenue New York, NY 10022	4,725,000	(17)	24.7%

JGD Management Corp. 390 Park Avenue New York, NY 10022	4,725,000	(17)	24.7%

York Global Value Holdings, LLC 390 Park Avenue New York, NY 10022	2,598,750	(18)	14.1%

York Global Value Partners, L.P. 390 Park Avenue New York, NY 10022	2,598,750	(18)	14.1%

York Offshore Holdings, Limited 390 Park Avenue New York, NY 10022	1,693,125	(19)	9.4%

York Investment Limited 390 Park Avenue New York, NY 10022	1,693,125	(19)	9.4%

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* less than 1%

(1)

Unless otherwise provided, the address of each beneficial holder listed above is c/o PanAmerican Bancorp, 3400 Coral Way, Miami, Florida 33145.

(2)

Includes options to purchase 53,880 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 98,720 shares of common stock, which are not exercisable within 60 days of the record date.

(3)

Includes options to purchase 93,200 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 90,800 shares of common stock, which are not exercisable within 60 days of the record date.

(4)

Includes 37,943 shares of common stock owned by Mr. Famadas’ wife, over which Mr. Famadas has voting and dispositive power, and options to purchase 55,340 shares of common stock held by Mr. Famadas, which are exercisable within 60 days of the record date. Excludes options to purchase 99,710 shares of common stock, which are not exercisable within 60 days of the record date.

(5)

Includes options to purchase 103,200 shares of common stock and other securities exercisable into 77,829 shares of common stock, all of which are exercisable within 60 days of the record date. Excludes options to purchase 205,800 shares of common stock, which are not exercisable within 60 days of the record date.

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(6)

Includes options to purchase 54,340 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 98,710 shares of common stock, which are not exercisable within 60 days of the record date.

(7)

Includes 124,429 shares of common stock held by SEFKO Capital Ltd., 76,317 shares of common stock held by Sefko, Ltd., 48,900 shares of common stock held by Seven Hills Investments, LLC, over which Mr. Perrone has sole voting power and shared investment power, 15,715 shares of common stock held by Brickell Bay Management Inc., over which Mr. Perrone has sole voting power, 49,786 shares of common stock held in Mr. Perrone’s IRA and options to purchase 53,660 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 98,790 shares of common stock, which are not exercisable within 60 days of the record date.

(8)

Includes options to purchase 54,940 shares of common stock, all of which are exercisable within 60 days of the record date. Excludes options to purchase 99,610 shares of common stock, which are not exercisable within 60 days of the record date.

(9)

Includes options to purchase 468,560 shares of common stock and other securities exercisable into 77,829 shares of common stock beneficially owned by the directors and “named executive officers,” as that term is defined in Item 402(a)(2) of Regulation S-B, all of which are exercisable within 60 days of the record date. Also includes 11,500 shares of common stock and options to purchase 97,000 shares of common stock and other securities exercisable into 3,000 shares of common stock owned by other executive officers, all of which are exercisable within 60 days of the record date. Excludes options to purchase 792,140 shares of common stock owned by directors and named executive officers and 158,000 shares of common stock owned by other executive officers, which are not exercisable within 60 days of the record date.

(10)

Includes Class A warrants to purchase 131,425 shares of common stock, Class B warrants to purchase 131,425 shares of common stock and Class D warrants to purchase 250,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(11)

Includes Class D warrants to purchase 842,106 shares of common stock and Class F warrants to purchase 108,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(12)

Includes 139,282 shares held by Mr. Stein’s wife, over which Mr. Stein has voting and dispositive power, Class A warrants to purchase 60,000 shares of common stock, Class B warrants to purchase 60,000 shares of common stock and Class C warrants to purchase 414,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(13)

Includes Class A warrants to purchase 200,000 shares of common stock, Class B warrants to purchase 200,000 shares of common stock and Class D warrants to purchase 490,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(14)

Includes Class F warrants to purchase 500,000 shares of common stock, which are exercisable within 60 days of the record date.

(15)

Includes 781,250 shares of common stock and Class F warrants to purchase 390,625 shares of common stock, which are exercisable within 60 days of the record date, owned by Second Curve Partners, LP, over which Second Curve Capital, LLC has voting and dispositive power and includes Class F warrants to purchase 234,375 shares of common stock, which are exercisable within 60 days of the record date.

(16)

Includes Class F warrants to purchase 390,625 shares of common stock, which are exercisable within 60 days of the record date.

(17)

Includes Class F warrants to purchase 1,575,000 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13D filed with the SEC on October 28, 2005, JGD Management Corp. has sole voting and dispositive power over 4,725,000 shares beneficially owned by it as the investment manager for York Capital Management, L.P., York Investment Limited and York Global Value Partners, L.P. James G. Dinan is the sole shareholder of JGD Management Corp.

(18)

Includes Class F warrants to purchase 866,250 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13D filed with the SEC on October 28, 2005, York Global Value Holdings, LLC is the general partner of York Global Value Partners, L.P.

(19)

Includes Class F warrants to purchase 564,375 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13D filed with the SEC on October 28, 2005, York Offshore Holdings, Limited is an investment manager for York Investment Limited.

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SUMMARY COMPENSATION TABLE

The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the aggregate compensation awarded to, earned by or paid to Michael E. Golden, our President and Chief Executive Officer, and Hugo A. Castro, our Secretary as well as President of PanAmerican Bank (collectively, the “Named Executive Officers”). None of our other officers earned compensation in excess of $100,000 during 2004. We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during these three fiscal years.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options

Michael E. Golden Director, President and Chief Executive Officer of PanAmerican Bancorp and Chairman of PanAmerican Bank	2004 2003 2002	$130,000 $125,000 —	$5,000 $3,500 —	$10,800 (1) $11,400 (1) —	150,000 19,000 —

Hugo A. Castro Secretary of PanAmerican Bancorp and President of PanAmerican Bank	2004 2003 2002	$130,000 $125,000 $125,000	$5,000 $3,500 —	$10,800 (1) $11,400 (1) $19,800 (1)	25,000 19,000 —

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(1)

Reflects a non-accountable expense reimbursement.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The table below sets forth information with respect to options granted to the Named Executive Officers during 2004:

	Individual Grants
Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date

Michael E. Golden Director, President and Chief Executive Officer of PanAmerican Bancorp and Chairman of PanAmerican Bank	150,000	34%	$2.63	August 2014

Hugo A. Castro Secretary of PanAmerican Bancorp and President of PanAmerican Bank	25,000	6%	$2.63	August 2014

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AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth certain information concerning unexercised stock options held by our Named Executive Officers as of December 31, 2004. No stock appreciation rights have been granted or are outstanding.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARS at FY-End (#)		Value of Unexercised In-The- Money Options/SARS at FY-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael E. Golden Director, President and Chief Executive Officer of PanAmerican Bancorp and Chairman of PanAmerican Bank	—	—	11,400	157,600	19,152	222,768

Hugo A. Castro Secretary of PanAmerican Bancorp and President of PanAmerican Bank	—	—	61,400	32,600	133,152	47,768

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(1)

The closing price of the common stock as reported on the American Stock Exchange on December 31, 2004, the last trading day for such year, was $4.03.

EMPLOYMENT AGREEMENTS

We have entered into an Employment Agreement with Michael E. Golden, which continues unless either party notifies the other 60 days prior to the ending date. Mr. Golden’s Employment Agreement provides that, as of December 31, 2004, he will receive a minimum base salary of $130,000, car allowance, health, hospitalization and disability benefits, and participation in an executive incentive bonus plan.

Our bank subsidiary, PanAmerican Bank, has entered into an Employment Agreement with Hugo A. Castro, which continues unless either party notifies the other 60 days prior to the preceding ending date. Mr. Castro’s Employment Agreement provides that, as of December 31, 2004, he will receive a minimum base salary of $130,000, car allowance, health, hospitalization and disability benefits, and participation in an executive incentive bonus plan.

Mr. Golden, Mr. Castro and our other executive officers as well as the executive officers of PanAmerican Bank will be considered for inclusion in a management incentive bonus plan and the Incentive Stock Option Plan.

COMPENSATION OF DIRECTORS

We compensate our non-managerial directors for their services as directors at the rate of $2,000 per month. All directors are eligible to receive options under our Directors Stock Option Plan and will be entitled to receive options or warrants, as applicable, under the 2005 Stock Option and Stock Incentive Plan or the Warrant Plan, as defined in Proposal 3, if Proposals 2 and 3 are approved by the stockholders.

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EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2004 with respect to compensation plans under which our equity securities are authorized for issuance.

	Number of shares to be issued upon exercise of outstanding options, warrants and rights Column (a)	Weighted average exercise price of outstanding options, warrants and rights Column (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in Column (a)) Column (c)

Equity compensation plans: (1) (2)
Approved by Stockholders	1,000,000	$2.39	—
Not approved by Stockholders	1,000,000	—	1,000,000
Total	2,000,000	$2.39	1,000,000

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(1)

We have two equity compensation plans: the Directors Stock Option Plan and the Incentive Stock Option Plan.

As of December 31, 2004, our stockholders approved a maximum of 500,000 shares of common stock to be issued under the Directors Stock Option Plan and there were options to purchase all 500,000 shares of common stock outstanding. As of December 31, 2004, subject to stockholder approval at the annual meeting of stockholders, our board of directors approved an increase of 500,000 shares of common stock to be authorized for issuance under the Directors Stock Option Plan.

As of December 31, 2004, our stockholders approved a maximum of 500,000 shares of common stock to be issued under the Incentive Stock Option Plan and there were options to purchase all 500,000 shares of common stock outstanding. As of December 31, 2004, subject to stockholder approval at the annual meeting of stockholders, our board of directors approved an increase of 500,000 shares of common stock to be authorized for issuance under the Incentive Stock Option Plan.

(2)

Does not include the 2,000,000 shares of common stock that will be available for issuance under the 2005 Stock Option and Stock Incentive Plan if approved by stockholders at the special meeting nor the 250,000 shares of common stock that will be available for issuance under the Warrant Plan, as defined in Proposal 3.

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PROPOSAL 1 – APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO SUN AMERICAN BANCORP

Subject to stockholder approval at the special meeting, our board of directors adopted an amendment, referred to as the amendment in this proxy statement, to our Amended and Restated Certificate of Incorporation to change our name to Sun American Bancorp. The board of directors also approved the restatement of the Amended and Restated Certificate of Incorporation to include the amendment. The complete text of the proposed Amended and Restated Certificate of Incorporation is included as Appendix A to this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of our common stock is necessary to approve this Proposal 1.

Reasons for the Amendment and Restatement of the Certificate of Incorporation. If Proposal 1 is approved by the stockholders at the special meeting, our name will be Sun American Bancorp. Our board of directors believes it is in our and our stockholders’ best interests to change our name to better reflect our focus on serving the Florida market. The proposed amendment will not have any material effect on our business, operations, assets or reporting requirements, however, our common stock symbol on the American Stock Exchange will change upon stockholder approval of Proposal 1.

Stockholders are not required to have new stock certificates issued reflecting the name change. New stock certificates will be issued to stockholders when old stock certificates are returned to our transfer agent in connection with a transfer of shares or if requested by the stockholder. Do not send any stock certificates to us with your proxy card.

On September 21, 2005, our board of directors unanimously approved a change in the name of our 99.9% owned bank subsidiary, PanAmerican Bank, to Sun American Bank, subject to stockholder approval of our name change to Sun American Bancorp. We will notify the American Stock Exchange, the Federal Reserve, the Department of State of the State of Florida, the Florida Department of Financial Services Office of Financial Regulation and other appropriate third parties of the name changes.

Amendment and Restatement of the Certificate of Incorporation. If the Amended and Restated Certificate of Incorporation is approved by the stockholders at the special meeting, Article FIRST will be revised to read as follows:

FIRST.

The name of the Corporation shall be SUN AMERICAN BANCORP.

Upon stockholder approval, if any, the Amended and Restated Certificate of Incorporation will be amended and restated to read in the form attached hereto as Appendix A. Effective upon receipt of stockholder approval, the board of directors approved the amendment and restatement of our bylaws to reflect the name change.

Effective Date/Termination of the Amended and Restated Certificate of Incorporation. The effective date of the amendment and the corresponding restatement will be the date on which the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware following the approval of stockholders, which date will be selected by our board of directors. Upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the name change will be subject to the final approval of the State Bank Commissioner of the State of Delaware. If, at any time prior to the effective date of the amendment, the board of directors, in its sole discretion, determines that the amendment and the related restatement of the Amended and Restated Certificate of Incorporation is no longer in our and our stockholders’ best interests, the amendment and restatement of the Amended and Restated Certificate of Incorporation may be abandoned without any further action by the stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

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PROPOSAL 2 – APPROVAL OF THE PROPOSAL TO APPROVE THE 2005 STOCK OPTION AND STOCK INCENTIVE PLAN

Subject to stockholder approval at the special meeting, our board of directors adopted the 2005 Stock Option and Stock Incentive Plan (the “Incentive Plan”). Set forth below is a summary of the provisions of the Incentive Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual Incentive Plan, which is included as Appendix B to this proxy statement.

The reason for seeking stockholder approval of Proposal 2 is to satisfy requirements of the Internal Revenue Code of 1986, as amended (the “Code”), which require stockholder approval in order for options granted for the shares issuable under the Incentive Plan to qualify as Incentive Stock Options (as defined below) to the extent so designated and for the Incentive Plan to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation. In addition, stockholder approval of Proposal 2 is required to comply with Section 711 of the American Stock Exchange (“AMEX”) Company Guide, which requires stockholder approval to establish a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees or consultants.

Required Vote. Under Section 710 of the AMEX Company Guide, Proposal 2 should be approved by the majority of the votes cast, either in person or by proxy, at the special meeting.

Reasons for Adopting the Incentive Plan. The purpose of the Incentive Plan is to promote our and our stockholders’ long-term interests by providing a means for attracting and retaining officers, directors, other key employees, consultants and/or advisors to us by providing for awards in the form of common stock.

Our board of directors believes that we and our stockholders benefit significantly from having our officers, directors, other key employees, consultants and/or advisors receive awards of restricted stock or options to purchase common stock, and that the opportunity thus afforded such persons to acquire common stock is an essential element of an effective management incentive program. Our board of directors also believes that options, particularly Incentive Stock Options, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of us and our stockholders. However, because awards under the Incentive Plan will be made primarily to our directors, officers and key employees, the award of additional shares under the Incentive Plan would have the effect of further increasing management’s ownership of us, which may make it more difficult for a third party to acquire control of us.

Eligibility. All officers, directors and other key employees of and consultants and/or advisors to us and to any present or future parent or subsidiary corporation are eligible to receive options or awards of restricted stock under the Incentive Plan. As of the record date, approximately 30 officers, 5 non-employee directors, 11 other key employees and 7 consultants and/or advisors were eligible to participate in the Incentive Plan.

Awards under the Incentive Plan. Awards made pursuant to the Incentive Plan may be in the form of options or grants of shares of restricted stock. Options granted under the Incentive Plan may be Incentive Stock Options or Non-Qualified Stock Options. An Incentive Stock Option is an option that satisfies all of the requirements of Section 422 of the Code and the regulations thereunder, and a Non-Qualified Stock Option is an option that either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. Unless the context otherwise requires, the term “option” includes both Incentive Stock Options and Non-Qualified Stock Options. The Committee, as defined below, may also grant awards entitling the participant to receive a stated number shares of common stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the board of directors or the Committee, as applicable. The dollar value of awards of restricted stock granted under the Incentive Plan shall be based upon the fair market value of common stock on the date of grant.

Administration. The Incentive Plan shall be administered by our board of directors or a Compensation Committee appointed by our board of directors. Pursuant to the terms of the Incentive Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the board of directors, each of whom shall be a “Non-Employee Director” within the meaning of Exchange Act Rule 16b-3(b)(3) or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of

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Non-Employee Directors shall not prevent an option or restricted stock award from being considered granted under the Incentive Plan. References to the term “Committee” under this Proposal 2 refer to either our board of directors or a Compensation Committee comprised of Non-Employee Directors. Under the Incentive Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Incentive Plan as it considers desirable. The Committee has the right to construe the Incentive Plan, and the options or awards of restricted stock issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Incentive Plan and the options or awards of restricted stock issued pursuant to it.

Common Stock Subject to the Incentive Plan. Pursuant to the terms of the Incentive Plan, 2,000,000 shares of common stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Incentive Plan. Up to 1,000,000 shares of common stock may be issued upon the exercise of Incentive Stock Options. As of November 1, 2005, the market value of the common stock was $4.60 per share, as listed on AMEX.

Limitation on Maximum Number of Options Awarded. The Incentive Plan provides that the maximum number of options or restricted stock that may be awarded to any single participant under the Incentive Plan shall be no more than is equal to 20% of the shares authorized for issuance for awards to outside directors and shall be no more than is equal to 60% of the shares authorized for issuance for awards to officers, employees, consultants or advisors. The purpose of this limitation is to enable awards of options made pursuant to the Incentive Plan to comply with one of the conditions of Section 162(m) of the Code, which limits the annual deductibility of compensation paid to our “named executive officers,” as that term is defined in Item 402(a)(2) of Regulation S-B, unless it is performance based.

Exercise Price of Options/Payment of Exercise Price. The exercise price for Incentive Stock Options issued under the Incentive Plan shall be at least equal to the fair market value of the common stock on the date of grant of the option. Options, other than Incentive Stock Options, issued under the Incentive Plan may have an exercise price of not more than 20% below the fair market value of the common stock on the date of grant of the option, provided that such options granted below the fair market value shall be subject to vesting requirements established by the Committee. The exercise price of an option may be paid in cash or the delivery of already owned shares of our common stock having a fair market value equal to the exercise price, or a combination thereof.

Our board of directors has interpreted the provision of the Incentive Plan that allows payment of the exercise price in our common stock to permit the “pyramiding” of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of common stock, and immediately thereafter effect further exercises of the option, using the common stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the exercise price by using a single share of common stock or a small number of shares of common stock and to acquire a number of shares of common stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

Special Provisions for Incentive Stock Options. The maximum aggregate fair market value of the shares of common stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the Incentive Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the Incentive Plan is exercisable only during the lifetime of an optionee, and is exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

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Exercisability and Expiration of Options. Except as otherwise provided by the Committee in the agreement evidencing the grant of options, all options granted under the Incentive Plan shall vest at the rate of one-fifth of the initial award per year beginning on January 1st of the calendar year following the calendar year in which the options were granted. The expiration date of an option is also determined by the Committee at the time of grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

All unexercised options of our officers and key employees terminate three months following the date on which the officer’s or key employee’s employment with us terminates, other than by reason of disability or death. An exercisable option held by an officer or key employee who dies or who ceases to be employed by us because of disability may be exercised by the officer or key employee or his representative within one year after the officer or key employee dies or becomes disabled (but not later than the scheduled option termination date).

All unexercised options of directors of and important consultants and advisors to us terminate three months following the date on which (but not later than the scheduled option termination date) the individual ceases for any reason to be a director of or important consultant or advisor to us, whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting agreement, and regardless of whether the failure to continue as a director or consultant or advisor was for cause or without cause or otherwise.

The Committee may, in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

Vesting of Awards of Restricted Stock. Unless otherwise provided by the Committee in the agreement evidencing the award of restricted stock, all restricted stock awarded under the Incentive Plan shall have a restricted period of five years and such restrictions shall lapse at a rate of one-fifth of the initial award per year beginning on January 1st of the calendar year following the calendar year in which the restricted stock was granted. Under the terms of the Incentive Plan, the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

All unvested awards of officers, directors and key employees of and important consultants and advisors to us terminate immediately upon termination of the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with or the advisor’s services to us, other than by reason of disability or death. If the officer or key employee participant ceases to be employed by or the director ceases to be a director of or the consultant ceases to be a consultant of or the advisor ceases to be an advisor of us because of death or disability, any unvested awards will immediately vest. Additionally, unless the Committee shall otherwise provide, if the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with or the advisor’s service to us is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of us, the shares of common stock subject to the participant’s award will fully vest and no longer be subject to the restrictions under the Incentive Plan. A change in control includes a change within a 12 month period in holders of more than 50% of our outstanding voting stock or any other events deemed to be a change in control by the Committee.

The Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

Expiration of the Incentive Plan. Unless terminated earlier by the board of directors, the Incentive Plan will remain in effect until all awards granted under the Incentive Plan have been satisfied by the issuance of shares provided that no new options or restricted stock awards may be granted under such Incentive Plan more than ten years from the date the Incentive Plan was adopted by the board of directors.

Adjustments. In the event of any change in the outstanding shares of common stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the

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aggregate number of shares that may be issued under the Incentive Plan and the number and kind of shares subject to options and the exercise price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Transferability. Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to the Incentive Plan shall be transferable other than by will or the laws of descent and distribution.

Except as otherwise provided by the rules and regulations of the SEC, the Incentive Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

During the restricted period, no award of restricted stock nor any right of interest of a participant in such award set forth in the restricted stock agreement evidencing any award under the Incentive Plan may be assigned, encumbered or transferred except, in the event of death, by will or the laws of descent and distribution.

Amendments. The board of directors may amend or supplement the Incentive Plan, including the forms of option or restricted stock agreement, in any way, or suspend or terminate the Incentive Plan, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the board of directors; provided, however, that such action shall not affect options or restricted stock granted under the Incentive Plan prior to the actual date on which such action occurred. If an amendment of or supplement to the Incentive Plan is required by the Code or the regulations thereunder to be approved by our stockholders in order to permit the granting of Incentive Stock Options pursuant to the amended or supplemented Incentive Plan, such amendment or supplement shall also be approved by our stockholders in such manner as is prescribed by the Code and the regulations thereunder. If the board of directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

Effect of Approval of Proposal 1. In the event that the stockholders approve Proposal 1, which relates to the amendment and restatement of our Amended and Restated Certificate of Incorporation to change our name, all references in the Incentive Plan to PanAmerican Bancorp will be deemed to be references to Sun American Bancorp.

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New Plan Benefits. The board of directors approved the Incentive Plan on September 21, 2005 and certain revisions to the Incentive Plan on November 1, 2005, subject to stockholder approval. On November 1, 2005, subject to stockholder approval of the Incentive Plan, the board of directors approved the issuance of options to purchase 170,000 shares of our common stock as described in more detail in the table below. The remaining options or restricted stock grants under the Incentive Plan that will be made to our executive officers, non-employee directors, other key employees, consultants and/or advisors, such as the amount and timing of the awards, has not been determined to date.

NEW PLAN BENEFITS

2005 Stock Option and Stock Incentive Plan

Name and Position	Dollar Value ($) (1)	Shares Subject to Options	Exercise Price ($)

Non-Executive Officer Employee Group (1 person)	$ 7,000	20,000	$4.25

Advisors (7 persons)	$87,500	150,000	$4.02 (2)

———————

(1)

Represents the difference between the market price of our common stock on November 1, 2005 and the exercise price per share of common stock multiplied by the shares subject to options.

(2)

Of the 150,000 shares subject to options granted to advisors, options to purchase 140,000 shares of common stock have an exercise price of $4.00 per share and options to purchase 10,000 shares of common stock have an exercise price of $4.25 per share.

Federal Income Tax Consequences of the Incentive Plan.

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW. IN ADDITION, THE INFORMATION IS BASED UPON FEDERAL INCOME TAX RULES AS THEY EXISTED PRIOR TO THE ADOPTION OF THE AMERICAN JOBS CREATION ACT OF 2004 (THE “JOBS ACT”). THE JOBS ACT MADE SIGNIFICANT CHANGES TO THE FEDERAL INCOME TAX RULES APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION ARRANGEMENTS, INCLUDING NONQUALIFIED STOCK OPTIONS THAT MAY BE GRANTED UNDER THE INCENTIVE PLAN. THE NEW RULES ARE GENERALLY EFFECTIVE FOR ALL AMOUNTS DEFERRED AFTER DECEMBER 31, 2004, AS WELL AS AMOUNTS DEFERRED IN TAX YEARS BEGINNING BEFORE JANUARY 1, 2005, IF A PLAN IS MATERIALLY MODIFIED AFTER OCTOBER 3, 2004. THE JOBS ACT MAY REQUIRE SIGNIFICANT CHANGES TO EXISTING NONQUALIFIED DEFERRED COMPENSATION PLANS, BUT IN ORDER TO MAKE SUCH MODIFICATIONS GUIDANCE WILL BE FIRST REQUIRED FROM THE TREASURY AND THE IRS. THE FIRST SUCH GUIDANCE WAS ISSUED IN THE FORM OF A NOTICE CONTAINING THIRTY-EIGHT QUESTIONS AND ANSWERS ON DECEMBER 20, 2004; HOWEVER, IT STATES THAT THE TREASURY AND THE IRS ANTICIPATE ISSUING ADDITIONAL GUIDANCE AND THAT THE NOTICE DOES NOT PROVIDE COMPREHENSIVE GUIDANCE. ACCORDINGLY, CERTAIN TRANSITION RELIEF THROUGH DECEMBER 31, 2005 IS CONTAINED IN THE NOTICE FOR PLANS OPERATED IN GOOD FAITH. ON SEPTEMBER 29, 2005, THE TREASURY AND THE IRS RELEASED PROPOSED REGULATIONS UNDER CODE SECTION 409A. THE REGULATIONS PROVIDE GUIDANCE AS TO THE SCOPE OF SECTION 409A AND THE RULES FOR DEFERRAL ELECTIONS AND DISTRIBUTIONS UNDER PLANS SUBJECT TO SECTION 409A. WE HAVE NOT YET FULLY ANALYZED THE IMPACT OF THE JOBS ACT ON THE INCENTIVE PLAN IN LIGHT OF THE NEWLY ISSUED PROPOSED REGULATIONS.

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Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of alternative minimum tax below) granted pursuant to the Incentive Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and we will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and we will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the exercise price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or us on the grant of Non-Qualified Stock Options pursuant to the Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price of the shares. We will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that we comply with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “- Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as

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described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

Restricted Stock Awards. The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle us to a deduction at the time of such grant.

In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of common stock, referred to as a Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by us, Section 83 of the Code may postpone the recognition of income.

Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that we meet our federal reporting obligations with respect to the restricted shares, and subject to the limitations of Section 162(m) of the Code, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.

Limitation of Our Deduction. Section 162(m) of the Code will generally limit our federal income tax deduction for compensation paid in any year to our Chief Executive Officer and our four highest paid executive officers to $1,000,000, to the extent that such excess compensation is not “performance based.” Under Treasury regulations, a stock option will, in general, qualify as “performance based” compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Code). If a stock option to an executive referred to above is not “performance based,” the amount that would otherwise be deductible by us in respect of such stock option will be disallowed to the extent that the executive’s aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000. For purposes of Section 162(m) of the Code, compensation in the form of restricted stock awards issued under the Incentive Plan is not considered “performance based” compensation.

THE FEDERAL TAX DISCUSSION CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY THE STOCKHOLDERS OR ANY OTHER PERSON FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED BY THE INTERNAL REVENUE CODE. THE FEDERAL TAX DISCUSSION CONTAINED HEREIN WAS WRITTEN TO SATISFY THE REQUIREMENTS OF SEC REGULATIONS. STOCKHOLDERS SHOULD SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE ACQUISITION OF OUR OPTIONS, RESTRICTED STOCK AND COMMON STOCK BASED ON THEIR PARTICULAR CIRCUMSTANCES.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

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PROPOSAL 3 – APPROVAL OF THE PROPOSAL TO APPROVE THE ISSUANCE OF WARRANTS TO OFFICERS, DIRECTORS AND CONSULTANTS

Subject to stockholder approval at the special meeting, our board of directors approved a reserve of warrants to purchase 250,000 shares of common stock to be issued from time to time to our officers, directors, and consultants (the “Warrant Plan”). Set forth below is a summary of the provisions of the Warrant Plan. This summary is qualified by the detailed provisions of the text of the form of Class G Common Stock Purchase Warrant, which is included as Appendix C to this proxy statement.

The reason for seeking stockholder approval of Proposal 3 is to comply with Section 711 of the American Stock Exchange (“AMEX”) Company Guide, which requires stockholder approval to establish a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees or consultants.

Required Vote. Under Section 710 of the AMEX Company Guide, Proposal 3 should be approved by the majority of the votes cast, either in person or by proxy, at the special meeting.

Reasons for Adopting the Warrant Plan. The purpose of the Warrant Plan is to promote our and our stockholders’ long-term interests by providing a means for attracting and retaining officers and directors and for compensating persons with whom we enter into bona fide research, development, marketing, sales, distribution, capital raising or similar arrangements by providing for awards in the form of Class G Common Stock Purchase Warrants (“Class G Warrants”) to purchase common stock.

Eligibility. All of our officers and directors and all officers and directors of any present or future parent or subsidiary corporation and persons selected by our board of directors from time to time with whom we enter into consulting or similar arrangements are eligible to receive Class G Warrants under the Warrant Plan. As of the record date, approximately 30 officers and 5 non-employee directors were eligible to receive Class G Warrants under the Warrant Plan.

Awards under the Warrant Plan. Awards made pursuant to the Warrant Plan will be in the form of warrants to purchase our common stock.

Administration. The Warrant Plan shall be administered by our board of directors.

Common Stock Subject to the Warrant Plan. 250,000 shares of common stock were reserved for issuance upon the exercise of Class G Warrants granted under the Warrant Plan. As of November 1, 2005, the market value of the common stock was $4.60 per share, as listed on AMEX.

Exercise Price of Class G Warrants/Payment of Exercise Price. The exercise price for Class G Warrants issued under the Warrant Plan shall be determined by the board of directors on the date of issuance and may be below the market price of the common stock on the date of issuance. The exercise price of a Class G Warrant may be paid in cash or via cashless exercise.

Under the cashless exercise, we will issue to the holder of a Class G Warrant the number of shares of common stock determined as follows: X = Y[(A-B)/A]. In the preceding formula, X is the number of shares of common stock to be issued; Y is the number of shares that would have been issued pursuant to a cash exercise; A is the average of the closing price, as that term is defined in the Class G Warrant, for the five trading days immediately prior to, but not including, the exercise date; and B is the exercise price. No cashless exercise is permitted unless the average closing price exceeds the exercise price.

Exercisability and Expiration of Class G Warrants. Any Class G Warrants granted pursuant to the Warrant Plan will be exercisable upon terms established by the board of directors, subject to the restriction described below. The expiration date of a Class G Warrant is five years after the date of issuance.

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The number of shares of common stock that can be acquired by the holder of a Class G Warrant shall be limited to the extent necessary to ensure that, following exercise, the total number of shares of common stock then beneficially owned by the holder, and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of common stock, including for such purpose the shares of common stock issuable upon exercise of the warrant.

Our Ability to Call Class G Warrants. The Class G Warrants issued by us may contain a call right established by the board of directors on the date of issuance, which would permit us to call the warrants for an amount to be determined by the board of directors if the closing price of our common stock exceeds an amount to be determined by the board of directors for a period of twenty consecutive trading days.

Adjustments. In the event we: (i) pay a stock dividend or otherwise make a distribution on shares of our common stock or any other equity or equity equivalent securities payable in shares of common stock; (ii) subdivide outstanding shares of common stock into a larger number of shares, including by way of stock split; or (iii) combine, including by way of reverse stock split, outstanding shares of common stock into a smaller number of shares, then in each case the exercise price of the Class G Warrants shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock outstanding before such event and of which the denominator shall be the number of shares of common stock outstanding after such event. Upon each such adjustment in the exercise price of the Class G Warrants, the number of shares of common stock issuable upon exercise of the warrant shall be adjusted, rounded up to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the exercise price by a fraction, the numerator of which shall be the exercise price immediately prior to such adjustment and the denominator of which shall be the exercise price immediately thereafter.

Transferability. It is currently contemplated that the Class G Warrants and the shares underlying such warrants will be issued in private transactions. Subject to compliance with all applicable securities and blue sky laws or an exemption therefrom, Class G Warrants and all rights thereunder may be transferable, in whole or in part, upon surrender of the warrant to us together with a written assignment of the warrant. We will determine whether to register the resale of the underlying shares on a case by case basis.

Warrants Awarded under the Warrant Plan Subject to the Receipt of Stockholder Approval. The board of directors approved the Warrant Plan on September 21, 2005 and certain revisions to the Warrant Plan on November 1, 2005, subject to stockholder approval. On September 21, 2005, subject to stockholder approval of the Warrant Plan, the board of directors approved the issuance of Class G Warrants to purchase 50,000 shares of our common stock to Wolfe Axelrod Weinberger Associates LLC, a company that provides marketing consulting services to the Company, at an exercise price of $4.00 per share.

Effect of Approval of Proposal 1. In the event that the stockholders approve Proposal 1, which relates to the amendment and restatement of our Amended and Restated Certificate of Incorporation to change our name, all references in the Warrant Plan to PanAmerican Bancorp will be deemed to be references to Sun American Bancorp.

Federal Income Tax Consequences of the Warrant Plan.

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE WARRANT PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW. IN ADDITION, THE INFORMATION IS BASED UPON FEDERAL INCOME TAX RULES AS THEY EXISTED PRIOR TO THE ADOPTION OF THE AMERICAN JOBS CREATION ACT OF 2004 (THE “JOBS ACT”). THE JOBS ACT MADE SIGNIFICANT CHANGES TO THE FEDERAL INCOME TAX RULES APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION ARRANGEMENTS, INCLUDING CLASS G WARRANTS THAT MAY BE GRANTED UNDER THE WARRANT PLAN. THE NEW RULES ARE GENERALLY EFFECTIVE FOR ALL AMOUNTS DEFERRED AFTER DECEMBER 31, 2004, AS WELL AS AMOUNTS DEFERRED IN TAX

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YEARS BEGINNING BEFORE JANUARY 1, 2005, IF A PLAN IS MATERIALLY MODIFIED AFTER OCTOBER 3, 2004. THE JOBS ACT MAY REQUIRE SIGNIFICANT CHANGES TO EXISTING NONQUALIFIED DEFERRED COMPENSATION PLANS, BUT IN ORDER TO MAKE SUCH MODIFICATIONS GUIDANCE WILL BE FIRST REQUIRED FROM THE TREASURY AND THE IRS. THE FIRST SUCH GUIDANCE WAS ISSUED IN THE FORM OF A NOTICE CONTAINING THIRTY-EIGHT QUESTIONS AND ANSWERS ON DECEMBER 20, 2004; HOWEVER, IT STATES THAT THE TREASURY AND THE IRS ANTICIPATE ISSUING ADDITIONAL GUIDANCE AND THAT THE NOTICE DOES NOT PROVIDE COMPREHENSIVE GUIDANCE. ACCORDINGLY, CERTAIN TRANSITION RELIEF THROUGH DECEMBER 31, 2005 IS CONTAINED IN THE NOTICE FOR PLANS OPERATED IN GOOD FAITH. ON SEPTEMBER 29, 2005, THE TREASURY AND THE IRS RELEASED PROPOSED REGULATIONS UNDER CODE SECTION 409A. THE REGULATIONS PROVIDE GUIDANCE AS TO THE SCOPE OF SECTION 409A AND THE RULES FOR DEFERRAL ELECTIONS AND DISTRIBUTIONS UNDER PLANS SUBJECT TO SECTION 409A. WE HAVE NOT YET FULLY ANALYZED THE IMPACT OF THE JOBS ACT ON THE WARRANT PLAN IN LIGHT OF THE NEWLY ISSUED PROPOSED REGULATIONS.

Generally, there will be no federal income tax consequences to either the warrant holder or us on the grant of Class G Warrants pursuant to the Warrant Plan. On the exercise of a Class G Warrant, the warrant holder has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price of the shares. We will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that we comply with applicable reporting rules. Section 162(m) of the Code will generally limit our federal income tax deduction for compensation paid in any year to our Chief Executive Officer and our four highest paid executive officers to $1,000,000, to the extent that such excess compensation is not “performance based.” Class G Warrants will not be treated as “performance based” compensation for purposes of Section 162(m) of the Code and therefore will be subject to the limitation described above.

Upon the sale of stock acquired by exercise of a Class G Warrant, warrant holders will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

A warrant holder who surrenders shares in payment of the exercise price of a Class G Warrant will not recognize gain or loss with respect to the shares so delivered. The warrant holder will recognize ordinary income on the exercise of the Class G Warrant as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

In the event of a transfer by gift of a Class G Warrant, the transferor will remain taxable on the ordinary income realized as and when such Class G Warrant is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Class G Warrant. A transfer by gift of a Class G Warrant may result in federal transfer taxes (gift tax) to the transferor at such time as the warrant is transferred, as well as such later time or times as the Class G Warrant vests, if not fully vested on the date of the initial transfer.

THE FEDERAL TAX DISCUSSION CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY THE STOCKHOLDERS OR ANY OTHER PERSON FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED BY THE INTERNAL REVENUE CODE. THE FEDERAL TAX DISCUSSION CONTAINED HEREIN WAS WRITTEN TO SATISFY THE REQUIREMENTS OF SEC REGULATIONS. STOCKHOLDERS SHOULD SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE ACQUISITION OF OUR CLASS G WARRANTS AND COMMON STOCK BASED ON THEIR PARTICULAR CIRCUMSTANCES.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

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STOCKHOLDER PROPOSALS

The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2006 annual meeting of stockholders, referred to as the 2006 meeting in this proxy statement, will be April 3, 2006. As to all such proposals which we do not have notice on or prior to April 3, 2006, discretionary authority shall be granted to the persons designated in our proxy related to the 2006 meeting to vote on such proposals. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2006 meeting require that a stockholder proposal regarding the 2006 meeting must be submitted to us at our office located at 3400 Coral Way, Miami, Florida 33145, attn: Michael E. Golden, President and Chief Executive Officer, by January 18, 2006 to receive consideration for inclusion in our proxy materials for the 2006 meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Crowe Chizek and Company LLC has served as our independent registered public accounting firm since 2002. One or more representatives of Crowe Chizek and Company LLC are expected to be present at the special meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to incorporate by reference information that we file with the SEC. We incorporate by reference the information contained in our annual report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the SEC on March 16, 2005 and our quarterly report on Form 10-QSB for the quarter ended September 30, 2005 filed with the SEC on November 14, 2005 (collectively, the annual report on Form 10-KSB and the quarterly report on Form 10-QSB are referred to as Financial Information in this proxy statement). The Financial Information accompanies this proxy statement and contains our audited financial statements for the fiscal year ended December 31, 2004 and our unaudited financial statements for the quarter ended September 30, 2005 as well as the management’s discussion and analysis of our financial condition and results of operations.

By Order of the Board of Directors,

Michael E. Golden
President and Chief Executive Officer

Miami, Florida
November 17, 2005

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APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
of
PANAMERICAN BANCORP
(a Delaware corporation)

PanAmerican Bancorp, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

A.

The name of the Corporation is PanAmerican Bancorp.

B.

The Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 4, 1996 under the name Southern Security Financial Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on April 16, 1997 under the name Southern Security Financial Corporation. A Certificate of Merger was filed with the office of the Secretary of State of the State of Delaware on November 10, 1997 reflecting the merger of Southern Security Bank Corporation with and into Southern Security Financial Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 13, 1997 under the name Southern Security Financial Corporation. Pursuant to the amendment, Southern Security Financial Corporation changed its name to Southern Security Bank Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on January 27, 2000 under the name Southern Security Bank Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 15, 2001 under the name Southern Security Bank Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on August 13, 2002 under the name Southern Security Bank Corporation. Pursuant to the amendment, Southern Security Bank Corporation changed its name to PanAmerican Bancorp. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on June 16, 2003 under the name PanAmerican Bancorp. A Certificate of Amendment was filed with the office of the Secretary of State of the State of Delaware on August 11, 2003 under the name PanAmerican Bancorp. A Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on April 5, 2004 under the name PanAmerican Bancorp. A Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on April 23, 2004 under the name PanAmerican Bancorp. A Corrected Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on May 23, 2005 under the name PanAmerican Bancorp. An Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on July 22, 2005 under the name PanAmerican Bancorp.

C.

The amendment and restatement herein certified have been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “General Corporation Law of Delaware”).

D.

The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

FIRST.

The name of the Corporation shall be SUN AMERICAN BANCORP.

SECOND.

Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808. The registered agent in charge thereof is The Company Corporation, at the same address.

THIRD.

The nature of the business, and the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

“The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.”

FOURTH.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 45,000,000 shares, consisting of 40,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share, as more fully described below (the “Preferred Stock”).

Preferred Stock.

The shares of Preferred Stock may be divided and issued from time to time in one or more series as may be designated by the Board of Directors of the Corporation, each such series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions thereof (if any), of any series of Preferred Stock may differ from those of any and all other series at any time outstanding. The Board of Directors of the Corporation is hereby expressly vested with authority to fix by resolution the powers, designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions (if any), of the Preferred Stock and each series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

(1)

The voting rights and powers (if any) of the Preferred Stock and each series thereof;

(2)

The rates and times at which, and the terms and conditions on which, dividends (if any) on the Preferred Stock, and each series thereof, will be paid and any dividend preferences or rights of cumulation;

(3)

The rights (if any) of holders of the Preferred Stock, and each series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the Corporation and the terms and conditions for such conversion or exchange, including provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

(4)

The redemption rights (if any) of the Corporation and of the holders of the Preferred Stock, and each series thereof, and the times at which, and the terms and conditions on which, the Preferred Stock, and each series thereof, may be redeemed; and

(5)

The rights and preferences (if any) of the holders of the Preferred Stock, and each series thereof, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

FIFTH.

The Directors shall have power to make and to alter or amend the By-Laws and to fix the amount to be reserved as working capital.

The By-Laws shall determine whether and to what extent the accounts and books of this Corporation, or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book or document of this Corporation, except as conferred by law or the By-Laws, or by resolution of the stockholders.

It is the intention that the objects, purposes and powers specified in the Third paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this Certificate of Incorporation, but that the objects, purposes and powers specified in the Third paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

SIXTH.

Directors of the Corporation shall not be liable to either the Corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves: (1) a director’s duty of loyalty to the Corporation or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) liability for unlawful payments of dividends or unlawful stock purchases or redemption by the Corporation; or (4) a transaction from which the director derived an improper personal benefit.

SEVENTH.

The Corporation elects not to be governed by Section 203 of the General Corporation Law of Delaware.

EIGHTH.

The Corporation shall indemnify all persons whom it may indemnify to the fullest extent allowed by the General Corporation Law of Delaware.

NINTH.

(1)

The number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by resolution passed by a majority of the whole Board of Directors, which shall in no event cause the term of any incumbent director to be shortened or cause a decrease in the number of classes of directors except as required by law. The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. Initially, directors of Class I shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2000, directors of Class II shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2001, and directors of Class III shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2002. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for three-year terms.

(2)

Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the vote of the Board of Directors; and if the number of directors then in office is less than a quorum, then newly-created directorships and vacancies shall be filled by the vote of a majority of the remaining directors then in office. When the Board of Directors fills a vacancy, the director chosen to fill the vacancy shall be of the same class as the director he or she succeeds and shall hold office for the term of a director of that class and until his or her successor shall have been elected and qualified.

(3)

In addition to any requirements of law and any other provisions of this Certificate of Incorporation (and not withstanding the fact that a lesser percentage may be specified by law or this Certificate of Incorporation), the affirmative vote of the holders of 66 2/3% or more of the combined voting power of the then outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article NINTH of this Certificate of Incorporation. Subject to the foregoing provisions of this Article NINTH, the Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

IN WITNESS WHEREOF, PanAmerican Bancorp has caused this Amended and Restated Certificate of Incorporation to be signed this ____ day of ____________, 2005.

ATTEST:

PANAMERICAN BANCORP

________________________

_________________________

Name:

Name:

Title:

Title:

APPENDIX B

PANAMERICAN BANCORP

2005 STOCK OPTION AND STOCK INCENTIVE PLAN

1.

Purpose of Plan

The purpose of this 2005 Stock Option and Stock Incentive Plan (the “Plan”) is to provide additional incentive to officers and directors of, and other key employees of and important consultants and/or advisors to, PanAmerican Bancorp (the “Company”), and each present or future parent or subsidiary corporation of the Company (“Affiliates”), by encouraging them to invest in shares of the Company’s common stock (the “Common Stock”) and providing for awards in the form of options to purchase Common Stock and restricted shares of Common Stock (collectively, “Awards”) in order to promote a proprietary interest in the Company and an increased personal interest in the Company’s continued success and progress.

2.

Aggregate Number of Shares

A maximum of 2,000,000 shares of Common Stock may be issued under this Plan either in the form of restricted shares or upon the exercise of options issued pursuant to the Plan subject to the restrictions described below. Up to 1,000,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options (as defined in Section 5(a) of the Plan).

Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (as defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock, as well as unissued shares, may be used to grant Awards under this Plan. Common Stock subject to options which have terminated unexercised, either in whole or in part, and restricted shares which are forfeited prior to vesting shall be available for future grants under this Plan.

3.

Class of Persons Eligible to Receive Awards

All officers, directors and key employees of and important consultants and/or advisors to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. The individuals who shall, in fact, receive Awards shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof, and are referred to herein as participants. No outside director may receive Awards under this Plan which in the aggregate equal more than 20% of the total number of shares of Common Stock authorized for issuance under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equal more than 60% of the total number of shares of common stock authorized for issuance under this Plan.

4.

Administration of Plan

(a)

This Plan shall be administered either by the Company’s Board of Directors or a Compensation Committee appointed by the Company’s Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan. The term “Committee,” as used herein, shall refer to either the Company’s Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The Committee shall further have full and complete authority, subject to the provisions of the Plan, to grant restricted shares and, in addition to the terms and conditions contained in Sections 6 and 9 hereof, to provide such other terms and conditions (which need not be identical among participants) with respect to such restricted shares and the lapsing of restrictions thereon, as the Committee shall determine in its sole discretion. The dollar value of restricted shares granted under the Plan shall be calculated based upon the fair market value of the Common Stock on the date of the grant as such term is defined in Section 5(a) of the Plan.

(b)

The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.

Incentive Stock Options and Non-Qualified Stock Options

(a)

Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, and a “Non-Qualified Stock Option” is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Common Stock on the date of the grant of the option. Options, other than Incentive Stock Options, may be granted at an option price of not more than 20% below the fair market value (as defined below) of the common stock on the date of the grant of the option; provided that, such options granted below the fair market value shall be subject to vesting requirements established by the Committee. The fair market value of the Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on any stock exchange on which such stock is then listed or admitted to trading, including but not limited to the American Stock Exchange, the NASDAQ Stock Market or any other exchange, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the American Stock Exchange, NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

(b)

Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Except as otherwise provided by the Committee in the agreement evidencing the grant of Incentive Stock Options, all Incentive Stock Options granted under the Plan shall vest at a rate of one-fifth (1/5) of the initial award per year over a period of five (5) years, commencing on January 1st of the calendar year following the calendar year in which the Incentive Stock Options were granted. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Subject to the restrictions set forth in Section 2 hereof, each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

(c)

Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Except as otherwise provided by the Committee in the agreement evidencing the grant of Non-Qualified Stock Options, all Non-Qualified Stock Options granted under the Plan shall vest at a rate of one-fifth (1/5) of the initial award per year over a period of five (5) years, commencing on January 1st of the calendar year following the calendar year in which the Non-Qualified Stock Options were granted. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants and/or advisors pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

(d)

Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to Section 5(c) hereof is an “Incentive Stock Option.”

(e)

Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.

Restricted Shares

(a)

At the time of an award of restricted shares, in addition to any other terms and conditions the Committee shall provide, the Committee shall establish for each participant a period of time during which restricted shares granted under the Plan are subject to forfeiture by the participant if the conditions established by the Committee, if any, are not met or upon the expiration of which the restricted shares shall vest and no longer be subject to restriction (the “Restricted Period”). Unless otherwise provided by the Committee in the agreement evidencing the award of restricted shares, all restricted shares shall have a Restricted Period of five (5) years and such restrictions shall lapse at a rate of one-fifth (1/5) of the initial award per year, commencing on January 1st of the calendar year following the calendar year in which the restricted shares were granted. Restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (d) and (f) of this Section 6 and Section 9 hereof, the participant as owner of such restricted shares shall have all the rights of a shareholder, including the right to vote the shares.

(b)

Except as provided in paragraph (i) of this Section 6, if a participant ceases to maintain Continuous Service for any reason (other than death or disability), all restricted shares theretofore awarded to such participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 6 shall upon such termination of Continuous Service be forfeited and returned to the Company. If a participant ceases to maintain Continuous Service by reason of death or disability, restricted shares then still subject to restrictions imposed by paragraph (a) of this Section 6 will be free of those restrictions. “Continuous Service,” as used herein, means the absence of any interruption or termination of service as an officer, director or employee of or consultant to the Company or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any Affiliate or in the case of transfers between payroll locations of the Company, or between the Company, or its subsidiaries.

(c)

The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(d)

Each certificate in respect of restricted shares awarded under the Plan shall be registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2005 Stock Option and Stock Incentive Plan of PanAmerican Bancorp. Copies of such Plan are on file in the office of the Secretary of PanAmerican Bancorp, 3400 Coral Way, Miami, Florida 33145.

(e)

At the time of any award of restricted shares, the participant shall enter into an agreement with the Company in a form attached hereto as Appendix IV, as modified by the Committee, agreeing to the terms and conditions of the restricted shares and such other matters as the Committee, in its sole discretion, shall determine (the “Restricted Stock Agreement”).

(f)

The payment to a participant of cash dividends declared or paid on such restricted shares by the Company shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 6. Such deferred dividends shall be held by the Company for the account of the participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 6 or upon death or disability of the participant.

(g)

At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 6, the Company shall redeliver to the participant (or where the relevant provision of paragraph (b) of this Section 6 applies in the case of a deceased participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 6 and the shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 6. Notwithstanding the foregoing, the Securities Legend described in paragraph (g) of Section 9 shall continue to be included on all certificates as long as registration has not occurred.

(h)

During the Restricted Period, no Award nor any right of interest of a participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a participant, by will or the laws of descent and distribution.

(i)

The Committee may provide in the Restricted Stock Agreement if the Continuous Service of any participant (as defined in Section 6) is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within a specified period after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to restricted shares shall lapse upon such termination and all restricted shares shall become fully vested in the participant.

(j)

Upon the termination of any Restricted Period with respect to restricted shares (or at any such earlier time, if any, that an election is made by the participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company may withhold from any payment or distribution made under this Plan sufficient shares or may withhold from the participant’s compensation or require to be paid by participant sufficient cash to cover any applicable withholding and employment taxes. The Company shall have the right to deduct from all dividends paid with respect to restricted shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any participant with respect to the form, timing or method of any such tax withholding.

7.

Amendment, Supplement, Suspension and Termination

Awards shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option or restricted stock agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect Awards granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of “Incentive Stock Options” (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

8.

Effectiveness of Plan

This Plan shall become effective on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained. No grants of restricted shares may be made under the Plan prior to the receipt of shareholder approval.

9.

General Conditions

(a)

Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b)

Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c)

Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d)

The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e)

References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f)

The use of the masculine pronoun shall include the feminine gender whenever appropriate.

(g)

To the extent restricted shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

(h)

Each of the events specified in the following clauses (i) and (ii) of this subsection (h) shall be deemed a “change in control”: (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.

(i)

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to options and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee and outstanding Awards shall be treated like all other outstanding shares of Common Stock. Any shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to shareholders in general, by a participant with respect to restricted shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 5 hereof.

Adopted by the Board of Directors this ____ day of _________, 2005.

APPENDIX I

INCENTIVE STOCK OPTION

To:

________________________________________________________________________________

Name

Address:

________________________________________________________________________________

Date of Grant:

________________________________________________________________________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of PanAmerican Bancorp (the “Company”) at a price of $____________ per share pursuant to the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after __________ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date

Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”) This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

B-I-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

B-I-2

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such

B-I-3

award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PANAMERICAN BANCORP

By: ________________________________________

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2005 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

___________________________

__________________________________________

(Date)

(Signature)

B-I-4

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS

AND OTHER KEY EMPLOYEES

To:

________________________________________________________________________________

Name

Address:

________________________________________________________________________________

Date of Grant:

________________________________________________________________________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of PanAmerican Bancorp (the “Company”) at a price of $_______ per share pursuant to the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ________ for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date

Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

B-II-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

B-II-2

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be

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binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PANAMERICAN BANCORP

By: ______________________________________________

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2005 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.

___________________________

__________________________________________

(Date)

(Signature)

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APPENDIX III

NON-QUALIFIED STOCK OPTION FOR OUTSIDE DIRECTORS

AND IMPORTANT CONSULTANTS AND/OR ADVISORS

To:

________________________________________________________________________________

Name

Address:

________________________________________________________________________________

Date of Grant:

________________________________________________________________________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of PanAmerican Bancorp (the “Company”), at a price of $_______ per share pursuant to the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ______ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date

Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance

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satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become (a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

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The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company

B-III-3

unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PANAMERICAN BANCORP

By: ______________________________________________

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2005 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

___________________________

__________________________________________

(Date)

(Signature)

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APPENDIX IV

RESTRICTED STOCK AGREEMENT

RS No. ________

An Award of Restricted Stock is hereby awarded on ___________, 20__ (the “Award Date”) by PanAmerican Bancorp (the “Company”), to ___________________ (the “Grantee”), in accordance with the following terms and conditions and the conditions contained in the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”):

1.

Share Award. The Company hereby awards the Grantee ___________ shares (the “Shares”) of common stock of the Company (the “Common Stock”) pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

2.

Restrictions on Transfer and Restricted Period. During the period (the “Restricted Period”) commencing on the Award Date and terminating on _________________, 20__, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

Except as set forth below, the Restricted Period with respect to the Shares will lapse at a rate of ___% of the initial award for every ____ months of Continuous Service (as defined in the Plan) completed since the Award Date according to the following schedule: _______________. Subject to the restrictions set forth in the Plan, the Committee referred to in Section 4 of the Plan or its successor (the “Committee”) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

3.

Termination of Service. Except as provided in Section 9 below, if the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) for any reason other than death or disability, all Shares which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 2 above shall upon such termination of Continuous Service be forfeited to the Company. If the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4.

Certificates for the Shares. The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) shall bear the following restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2005 Stock Option and Stock Incentive Plan of PanAmerican Bancorp Copies of such Plan are on file in the office of the Secretary of PanAmerican Bancorp, 3400 Coral Way, Miami, Florida 33145.

The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.

The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

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The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee’s own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

5.

Grantee’s Rights. Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder. During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the “Restricted Shares”) in Grantee’s sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

6.

Cash Dividends. Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee. All such withheld dividends shall earn interest at an annual rate determined by the Committee.

7.

Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee’s legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above. Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

8.

Adjustments for Changes in Capitalization of the Company. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted. Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other

B-IV-2

instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.

9.

Change in Control. If the “Continuous Service” (as defined in the Plan) of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a “change in control” (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

10.

Delivery and Registration of Shares of Common Stock. The Company’s obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11.

Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee’s legal representatives with regard to any question arising hereunder or under the Plan.

12.

Grantee Service. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee’s service as an officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services of the Grantee.

13.

Withholding and Social Security Taxes. Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee’s compensation an amount sufficient to fulfill its or its Affiliate’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.

14.

Tax Consequences. Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents. Grantee understands that Grantee (and not Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse. To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders, a “restriction” on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

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GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE’S BEHALF.

15.

Arbitration. Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee’s rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) or its successor, as amended from time to time by a sole arbitrator. However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days. Thereafter, the dispute or disagreement will be submitted to arbitration. The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA. The arbitration shall be held in Philadelphia, Pennsylvania or such other location as the parties may agree. At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement. The Grantee and the Company shall equally share the arbitrator’s fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses. The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company. Further, neither Grantee nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.

16.

Amendment/Choice of Law. This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

17.

Grantee Acceptance. The Grantee shall signify Grantee’s acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company. IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED STOCK AGREEMENT to be executed as of the date first above written.

PANAMERICAN BANCORP

By: ________________________________________

Name:

Title:

ACCEPTED:

____________________________________________

____________________________________________

(Street Address)

____________________________________________

(City, State & Zip Code)

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STOCK POWER

For value received, I hereby sell, assign, and transfer to PanAmerican Bancorp (the “Company”) ____________ shares of the common stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. _____ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

____________________________________________

Dated: ____________

In the presence of:

______________________________________

Name:

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APPENDIX C

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT REASONABLY DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THIS SECURITY NOR THE SECURITY INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

SERIES G COMMON STOCK PURCHASE WARRANT

To Purchase __________ Shares of Common Stock of

PANAMERICAN BANCORP

No. [  ] - ___________                                                                                                                     Date:____________

THIS SERIES G COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on ________, ____ the fifth anniversary following the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from PanAmerican Bancorp., a Delaware corporation (the “Company”), ____ shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.

Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day during which trading in securities generally occurs on the Trading Market in which the Common Stock is then listed or traded.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 2.

Exercise.

(a)

Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of: (i) the Notice of Exercise Form annexed hereto duly completed and executed; (ii) the aggregate Exercise Price of the shares thereby purchased by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank (unless the Holder has elected to acquire the Warrant Shares pursuant to a Cashless Exercise (as defined in Section 2(c)(ii)); (iii) the surrender of this Warrant; and (iv) payment of all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vi); and (iv) the receipt of such certificates and other documents as reasonably may be required by the Company to determine that the exercise complies with applicable securities laws. The Trading Day on which the last of the foregoing deliveries is received by the Company is referred to as the “Exercise Date”; provided, however, that if the last of such deliveries is received after the close of trading on the Trading Market for the Common Stock, the Exercise Date shall be deemed to be the next Trading Day. This Warrant shall be deemed to have been exercised, the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein as the holder of the Warrant Shares shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

(b)

Exercise Price. The exercise price for each Warrant Share issuable under this Warrant shall be $_____ per share, subject to adjustment hereunder (the “Exercise Price”).

(c)

Payment of Exercise Price: The Holder shall pay the aggregate Exercise Price using one of the following methods:

(i)

Cash Exercise. The Holder shall pay the aggregate Exercise Price by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank.

(ii)

Cashless Exercise. The Holder may satisfy its obligation to pay the aggregate Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date (the “Average Closing Price”).
B = the Exercise Price.

The foregoing is referred to as a “Cashless Exercise.” No Cashless Exercise shall be permitted unless the Average Closing Price exceeds the Exercise Price and, if the Average Closing Price does not exceed the Exercise Price, the Company shall refuse to honor any purported exercise of this Warrant pursuant to a Cashless Exercise. “Closing Price” means, for any Trading Day, the price determined as follows: (I) if the Common Stock is then listed or quoted on a Trading Market, the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for such Trading Market; (II) if the Common Stock is not listed then listed or quoted on a Trading Market, the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by Pink Sheets LLC or any similar organization; or (III) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company in good faith.

(d)

Mechanics of Exercise.

i.

Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

ii.

Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder (A) by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system, provided that (I) the Company is a participant in such system and (II) the DWAC system provides an adequate method of protecting against the transfer of the Warrant Shares in violation of the restrictions on transfer set forth herein, and (B) otherwise by depositing the certificate(s) representing the Warrant Shares with a nationally recognized overnight courier for delivery to the address specified by the Holder in the Notice of Exercise on the next Trading Day, in either event within 3 Trading Days of the Exercise Date (“Warrant Share Delivery Date”).

iii.

Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.

Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise; provided that it return any certificate representing any Warrant Shares received by it.

v.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vi.

Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vii.

Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii.

Government Filings. The Company shall assist and cooperate with the Holder, at the Holder’s expense, with respect to any governmental filings required to be made or any governmental approvals required to be obtained by the Holder prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

(e)

Call Provision. Subject to the provisions of this Section 2(e), if after the date of issuance of this Warrant the Closing Price for each of 20 consecutive Trading Days (the “Measurement Period”) exceeds $_____ (subject to adjustment as set forth herein) (the “Threshold Price”), then the Company may, within five Trading Days of the end of such period, call for redemption all or any portion of this Warrant for $_____ per share (the “Call Price”) for which a Notice of Exercise has not yet been delivered (such right, a “Call”). To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein the portion of unexercised portion of this Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received by the Call Date will be cancelled at 5:00 p.m. (New York City time) on the 10th Trading Day after the date the Call Notice is sent to the Holder (such date, the “Call Date”). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered through 5:00 p.m. (New York City time) on the Call Date. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if (x) this Warrant then permits the Holder to acquire 200 Warrant Shares, (y) a Call Notice pertains to 75 Warrant Shares, and (z) prior to 5:00 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then (1) on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (2) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and (3) the Holder may, until the Termination Date, exercise this Warrant for 125 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Calls). Subject again to the provisions of this Section 2(e), the Company may at ant time and from time to time exercise its Call right and deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise. The Company’s right to Call the Warrant shall be exercised ratably among the Holders based on the number of Warrants then held by each Holder.

(f)

Limitation on Exercise. Notwithstanding any provisions of this Warrant to the contrary, the number of shares of Common Stock that may be acquired by Holder upon any exercise of this Warrant shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of Common Stock then beneficially owned by Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% (the “Limiting Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise of this Warrant). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations thereunder, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) or Section 16 of the Exchange Act and Holder is solely responsible for any schedules or reports required to be filed in accordance therewith. The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section 2(f) shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. To the extent that the limitation contained in this Section 2(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. By written notice to the Company at any time on or after the date hereof, Holder may waive the provisions of this Section 2(f) or increase or decrease such limitation percentage to any other percentage specified in such notice, but not exceeding 9.999%. Any such waiver or increase will not be effective until the sixty-fifth day after such notice is delivered to the Company, unless such notice is issued by the Holder prior to or concurrently with the issuance of this Warrant, and will not be effective with respect to any subsequent transferee of the Warrant.

Section 3.

Certain Adjustments.

(a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant or any other option, warrant or other right to acquire the Common Stock), (B) subdivides outstanding shares of Common Stock into a larger number of shares (including by way of a stock split), or (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b)

Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to Section 3(a), the number of shares of Common Stock issuable upon exercise hereof shall be adjusted, rounded up to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

(c)

Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company as treasury shares.

(d)

Failure to Effect Event Requiring Adjustment. If any event requiring an adjustment in the Exercise Price and the number of Warrant shares issuable hereunder is not paid or made, then the

Exercise Price and number of shares issuable upon exercise of this Warrant shall again be adjusted to be the Exercise Price and number of shares which would then be in effect if such adjustment had not been made for such.

(e)

Notice to Holders. Whenever the Exercise Price is adjusted pursuant to Section 3(a), the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(f)

Organic Change. Any recapitalization, reorganization, reclassification, consolidation or merger to which the Company is a party, or sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company will make appropriate provision to ensure that the Holder will thereafter have the right to acquire and receive, upon exercise of this Warrant, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrant, such stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of the Holder’s Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision with respect to the Holder’s rights and interests to ensure that the provisions of this Section 3(f) hereof will thereafter be applicable to the Warrant. The Company will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to the Holder such stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to acquire. The Company will give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Company will also give written notice to the Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(g)

Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

Section 4.

Transfer of Warrant.

(a)

Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 4(d) and 5(a) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)

New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)

Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(e)

Legend. The Warrant Shares issuable hereunder shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Certificates evidencing the Warrant Shares shall not contain the legend set forth above: (i) following any sale of such Warrant pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (ii) if such Warrant Shares are eligible for sale under Rule 144(k), provided that, in each case, the Holder provides a copy of such certificates or confirmations as the Company reasonably requests.

Section 5.

Miscellaneous.

(a)

Title to Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any notice to the Holder, and for all other purposes, absent actual written notice to the contrary and compliance with the applicable provisions concerning transfer of this Warrant.

(b)

No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the Exercise Date and then only with respect to the Warrant Shares to be issued with respect threreto.

(c)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d)

Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday,

then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(e)

Exchange of Warrant for Warrants of Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares then purchasable hereunder, and each of such new Warrant will represent such portion of such rights as is designated by the Purchaser at the time of such surrender. The date the Company initially issued this Warrant will be deemed to be the warrant issue date for such new Warrants regardless of the number of times new certificates representing the unexplored and unexercised rights formerly represented by this Warrant shall be issued.

(f)

Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.

(g)

Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(h)

No waiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies; provided, however, that all rights hereunder shall terminate on the Termination Date.

(i)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (I) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 4:00 p.m. (Eastern Time) on a Trading Day, (II) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 4:00 p.m. (Eastern Time) on any Trading Day, (III) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (IV) upon actual receipt by the party to whom such notice is required to be given; provided, however, that any exercise of the Warrant shall be effective in the manner provided in Section 2(a). The address for such notices and communications shall be (A) if to the Holder of this Warrant, at the registered address of such Holder as set forth in the Warrant register kept at the principal office of the Company or its Warrant registrar, if any, or (b) if to the Company, to it at the address set forth on the signature page hereto.

(j)

Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k)

Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(l)

Successors and Assigns. Subject to applicable securities laws and the other restrictions on transfer set forth herein, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

(m)

Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(n)

Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o)

Tax Treatment. This Warrant is not intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code, as amended.

(p)

Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: __________, _____

PANAMERICAN BANCORP
By:__________________________________________ Name: Title:
Address for Notice: _____________________________________________ _____________________________________________ _____________________________________________
with a copy to (which shall not constitute notice) to: Blank Rome LLP 1200 N. Federal Highway, Suite 417 Boca Raton, FL 33432 Attention: Bruce C. Rosetto, Esquire

NOTICE OF EXERCISE

TO:

PANAMERICAN BANCORP.

(1)

The undersigned hereby elects to exercise this Warrant with respect to ________ Warrant Shares of the Company pursuant to the terms of the enclosed Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)

Payment shall take the form of (check applicable box):

[  ] Cash Exercise in lawful money of the United States pursuant to Section 2(c)(i) of the Warrant; or

[  ] Cashless Exercise the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c)(ii), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the Cashless Exercise procedure set forth in Section 2(c)(ii). [Note: Use of the Cashless Exercise method will result in the issue of a number of Warrant Shares that is less than the number of Warrant Shares indicated in paragraph (1) above)

(3)

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

Note: If issued in the name of a Person other than the Holder, additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(4)

Accredited Investor; Investor Representation. The undersigned Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended. The undersigned represents and warrants that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for another party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(5)

The undersigned had not previously sold, transferred or assigned this Warrant.

Name of Holder:
Signature of Authorized Signatory of Holder:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

_____________________________

Holder’s Address:

_____________________________

_____________________________

Medallion Signature Guarantee: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant. Additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.

REVOCABLE PROXY

PANAMERICAN BANCORP
Special Meeting of Stockholders – December 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael E. Golden and Robert L. Nichols and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Special Meeting of Stockholders (the “Special Meeting”) of PanAmerican Bancorp (the “Company”) to be held at the Company’s corporate headquarters located at 3400 Coral Way, Miami, Florida 33145, on December 16, 2005 at 9:00 a.m., E.T., and at any postponement or adjournment thereof, and to vote all of the shares of common stock, par value $.01 per share, of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

(Continued and to be signed on reverse side)

The Board of Directors recommends a VOTE “FOR” the proposals listed below.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

1.

To amend and restate the Company’s Amended and Restated Certificate of Incorporation to change its name to Sun American Bancorp.

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.

To approve the 2005 Stock Option and Stock Incentive Plan.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

To approve the issuance of warrants to officers, directors and consultants.

☐ FOR

☐ AGAINST

☐ ABSTAIN

4.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Should the undersigned be present and choose to vote at the Special Meeting or at any postponement or adjournment thereof, and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Company’s Financial Information, as defined in the Proxy Statement, Notice of the Special Meeting and the Proxy Statement relating thereto.

Dated: ______________________________________________, 2005

_________________________________________________________

Signature(s)

_________________________________________________________

NOTE:  Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

PanAmerican Bancorp

Miami, Florida

We have audited the accompanying consolidated balance sheets of PanAmerican Bancorp as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U. S. generally accepted accounting principles.

/s/ CROWE CHIZEK AND COMPANY LLC

CROWE CHIZEK AND COMPANY LLC

Fort Lauderdale, Florida

March 11, 2005